                                                                    Exhibit 99.2

                            JOINT FILER INFORMATION

Reporting Person:                  Victory Park Credit Opportunities, L.P.

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VICTORY PARK CREDIT OPPORTUNITIES, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: General Counsel

                            JOINT FILER INFORMATION

Reporting Person:                  Victory Park Credit Opportunities Intermediate Fund, L.P.

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VICTORY PARK CREDIT OPPORTUNITIES
INTERMEDIATE FUND, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: General Counsel

                            JOINT FILER INFORMATION

Reporting Person:                  VPC Fund II, L.P.

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VPC FUND II, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: General Counsel

                            JOINT FILER INFORMATION

Reporting Person:                  VPC Intermediate Fund II (Cayman), L.P.

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VPC INTERMEDIATE FUND II (CAYMAN), L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: General Counsel

                            JOINT FILER INFORMATION

Reporting Person:                  Victory Park GP, LLC

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VICTORY PARK GP, LLC

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                            JOINT FILER INFORMATION

Reporting Person:                  Victory Park GP II, LLC

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

VICTORY PARK GP II, LLC

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                            JOINT FILER INFORMATION

Reporting Person:                  Jacob Capital, L.L.C.

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

JACOB CAPITAL, L.L.C.

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                            JOINT FILER INFORMATION

Reporting Person:                  RNL VPC, LLC

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

RNL VPC, LLC

By: /s/ Scott Zemnick
    -----------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                            JOINT FILER INFORMATION

Reporting Person:                  Richard Levy

Address:                           c/o Victory Park Capital Advisors, LLC
                                   227 West Monroe Street, Suite 3900
                                   Chicago, Illinois 60606

Designated Filer:                  Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:          Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting          Director and 10% Owner
Person to Issuer:

Date of Event                      5/16/2013
Requiring Statement:

/s/ Scott Zemnick
-----------------

Name: Scott Zemnick, as attorney in fact for Richard Levy pursuant to power of attorney dated March 19, 2010